                                                                    Exhibit 3-59
--------------------------------------------------------------------------------

                        CARRIAGE HILL - ARLINGTON, INC.
                           ARTICLES OF INCORPORATION

   FIRST: We, the subscribers, Joseph R. Vucich, whose post office address is 9101 Second Avenue, Silver Spring, Maryland 20910; David I. Abse,, whose post office address is Springs Road, Rt. 2, Warrenton, Va. 22186; and John F. Thomas, whose address is 10828 Childs Street, Silver Spring, Maryland 20901, each being of the age of twenty-one years or more, do, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations, associate ourselves with the intention of forming a corporation.

   SECOND: The name of the corporation is CARRIAGE HILL - ARLINGTON, INC.

   THIRD: The nature of the business, or objects or purposes to be transacted, promoted or carried on are:

   1. To engage in and carry on the business of building, buying, investing in, leasing, developing and otherwise acquiring interest in, operating and managing housing and other facilities for the elderly, apartments and other residential buildings, commercial facilities, nursing homes, convalescent homes, rest homes, and facilities for the treatment of the ill, aged, and infirm, of every kind and description and wheresoever situated; buying, leasing and otherwise acquiring interests in lands, constructing and erection or contracting for the construction and erection of buildings and structures in and on such lands for use as herein set forth; holding, owning, improving, equipping, furnishing, operating, maintaining, mortgaging, selling, leasing, franchising or otherwise disposing of such property or any part thereof.

   2. To engage in the business of and to act as construction managers and business consultants for its own account and for the account of others, in all phases of construction, building management, business advisers and related activities in connection therewith.

   3. To negotiate and consumate, for itself or for others, leases, construction and management contracts, facility and project development plans and projects and other contracts with respect to real property and improvements thereon, whether real, personal or mixed and other contracts with respect to real property; to enter into contracts, either as principal or as agent, for the furnishing, maintenance, repair or improvement of any property operated, managed, owned or supervised by the Corporation; to furnish management, financial and other services in connection therewith; and to engage in and conduct, or authorize, license or permit others to engage in and conduct any business or activity incident, necessary, advisable or advantageous to the ownership of the property, buildings and structures managed, supervised or operated by the corporation.

   4. To purchase or otherwise acquire, mortgage, pledge, sell, assign and transfer or otherwise dispose of, to trade and deal in and deal with goods, wares, merchandise and equipment of every class and description used or useful in connection with any business of the Corporation.

   5. To acquire the good will, rights and property and to take over the whole or any part of the assets and liabilities of any person, firm, association or corporation; to pay for the same in cash, the stock of the Corporation, bonds or otherwise; to hold or in any manner to dispose of the whole or any part of the property so purchased or acquired; to conduct in any lawful manner the whole or any part of any business so acquired and to exercise all the powers necessary or convenient in and about the conduct and management of such business.

   6. To own and operate subsidiary corporations, to cause to be formed, merged, reorganized or liquidated, and to promote, take charge of and aid in any way permitted by law, the formation, merger, liquidation or reorganization of any corporation, association, syndicate or organization of any kind, domestic or foreign, and to form, organize, promote, manage, controle and maintain and dissolve, merge or consolidate one or more corporations in which the Corporation may be or become interested, for such purpose as may aid or advance the objects and purposes of the Corporation.

   7. To acquire by purchase, subscription or otherwise, and to receive, hold, own, guarantee, sell, assign, exchange, transfer, mortgage, pledge or otherwise deal with any of the shares of capital stock, or any voting trust certificates in respect of the shares of capital stock, script, warrants, rights, bonds, debentures, notes, trust receipts and other securities, obligations, choses in action and evidences of indebtedness or interest issued by any corporation, joint stock companies, syndicates, associations, firms, trusts or persons, public or private, or by the government of the United States of America, or by any state, territory, province, municipality or other political subdivision or by any governmental agency, and as owner thereof to possess and exercise all the rights, powers and privileges of ownership including the right to execute consents and vote thereon, and to do any and all acts and things necessary and advisable for the preservation, protection, improvement and enhancement in value thereof.

   8. To enter into, take over, make and perform contracts of every kind and description with any person, firm association, corporation, municipality, county state, body politic or government or agency thereof; and to register this Corporation in and to obtain authorization to do business in any other State, and to do any and all things incident thereto as required by law and applicable regulation, including the withdrawal of such authorization and registration.

   9. In general, to carry on any other business in connection with the foregoing, and to have and exercise all the powers conferred by the laws of the State of Maryland upon corporations formed under the General Laws of the State of Maryland, and to do any and all of the things hereinbefore set forth to the same extent as natural persons might or could do.

   FOURTH: The post office address of the place at which the principal office of the corporation in this state will be located at 5215 Cedar Lane, Bethesda, Maryland 20014.

   FIFTH: The resident agent of this corporation is Medical Facilities, Inc., a Maryland corporation, whose post office address and office is 9101 Second Avenue, Silver Spring, Maryland 20910.

   SIXTH: The corporation shall not have less than three or more than seven directors, the exact number of which shall be fixed by the By-Laws. The subscribers shall act as the directors until the first annual meeting or until their successors arc duly chosen and qualified.

   SEVENTH: The total number of shares of stock which the corporation shall have the authority to issue is one thousand (1,000) all of such shares shall be without par value.

   EIGHTH: Meetings of the stockholders may be held outside of the State of Maryland, if the By-Laws so provide. The books of the Corporation may be kept (subject to any provisions contained in the statutes) outside of the State of Maryland at such place as may be designated from time by time, by the board of directors or in the by-laws of the Corporation.

   NINTH: The duration of the corporation shall be perpetual.

   WE, THE UNDERSIGNED, being each of the subscribers hereinbefore named, for the purpose of forming a corporation pursuant to the General Laws of the State of Maryland, do make this certificate, hereby declaring that the facts herein stated are true, and accordingly have set our hands and seals this 31st day of August, 1978.

                                            /s/ Joseph R. Vucich (SEAL)
                                            -------------------------------
                                            Joseph R. Vucich

                                            /s/ David I. Abse (SEAL)
                                            -------------------------------
                                            David I. Abse

                                            /s/ John F. Thomas (SEAL)
                                            -------------------------------
                                            John F. Thomas

COUNTY OF MONTGOMERY )
                     )
STATE OF MARYLAND    )   ss.

   Personally appeared before me, the undersigned Notary Public in and for the County and State aforesaid, Joseph R. Vucich, David I. Abse and John F. Thomas, all three of the parties to the aforegoing Articles of Incorporation, personally known to me to be such and who severally acknowledged the execution thereof to be his act and deed respectively and that the facts therein are truly set forth.

   In Witness Whereof I place my hand and notarial seal this 31st day of August, 1978.

                                            /s/ Ruth Reynolds
                                            Ruth Reynolds
                                            Notary Public
                                            My Commission Expires: 7-1-82

                         CARRIAGE HILL-ARLINGTON, INC.
                             ARTICLES OF AMENDMENT
                                       TO
                               CORPORATE CHAPTER


   Carriage Hill-Arlington, Inc., a Maryland Corporation, having its principle office in Montgomery County, Maryland, (hereinafter called The Corporation) acting by and through its president and secretary, does hereby certify to The State Department of Assessments and Taxation of the State of Maryland that:

   First: The Charter of The Corporation is hereby amended by striking out the name Carriage Hill-Arlington, Inc. in the Second Article of the Articles of Incorporation and whatever said name appears or is referred to in the Articles of Incorporation, and substituting in lieu thereof the following name: Crystal City Nursing Center, Inc.

   Second: The amendment of the Charter and Articles of Incorporation as hereinabove set forth has been duly advised by the board of directors and has been approved by both the board of directors and the stockholders of the Corporation.

   In Witness Whereof, Carriage Hill-Arlington, Inc. has caused these articles to be signed in its name and on its behalf by its President and Secretary on this 30th day of October, 1985.

Attest:                                 Carriage Hill-Arlington, Inc.

/s/ David I. Abse                       By: /s/ Joseph R. Vucich
------------------------------          --------------------------------
David I. Abse                           Joseph R. Vucich, President
Secretary

County of Montgomary:
State of Maryland:

   The undersigned, Joseph R. Vucich, President of Carriage Hill-Arlignton, Inc., who executed the aforegoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges in the name and or behalf of said Corporation, the foregoing Article of Amendment to be the corporate act of said Corporation and further certifies to the best of his knowledge, information and belief, the matters and facts set forth. Therein with respect to the approved thereof are true in all material respects, under the penalties of perjury.

                                            /s/ Joseph R. Vucich
                                            ------------------------------
                                            Joseph R. Vucich, President

Subscribed and Sworn to before me, the undersigned notary public, in and for the State and County aforesaid, this 30th day of October 1985.

                                            /s/ Ruth Reynolds
                                            ------------------------------
                                            Ruth Reynolds
                                            Notary Public
                                            My Commission Expires: 7-1-86

                       CRYSTAL CITY NURSING CENTER, INC.

                               Certified Copy of
                     Resolutions of the Board of Directors
           Regarding Change of Registered Agent and Principal Office

   I, Elaine F. Covelesky, do hereby certify that I am the duly elected qualified and acting Assistant Secretary of Crystal City Nursing Center, Inc., a Maryland corporation, and that at a meeting of the board of directors of the Corporation, held on February 19, 1987, the following resolutions were adopted, which resolutions remain in full force and effect:

   1. The resident agent of this Corporation in the State of Maryland is hereby changed to The Corporation Trust Incorporated, the post office address of which is 32 South Street Baltimore, MD 21202. The resident agent so designated is a corporation of the State of Maryland.

   2. The principal office of this Corporation is hereby changed from 9109 Second Avenue, Silver Spring, MD 21910 to c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, MD 21202.

                                            /s/ Elaine F. Covelesky
                                            ---------------------------
                                            Elaine F. Covelesky,
                                            Assistant Secretary of
                                            Crystal City Nursing
                                            Center, Inc.

[Corporate Seal]

19/II

                       CRYSTAL CITY NURSING CENTER, INC.

                             ARTICLES OF AMENDMENT

                                                                    7/24/95 2:47

   Crystal City Nursing Center, Inc. a Maryland corporation having its principal office in Montgomery County, Maryland, (hereinafter called the "Corporation") acting by and through its, chief executive officer and secretary does hereby certify to The State Department of Assessments and Taxation of the State of Maryland that: -

   First: The Charter of the Corporation is hereby amended by striking out the word "three" in Sixth Article in the Articles of Incorporation and substituting in lieu thereof the word "two" thereby changing the minimum number directors the Corporation may have to two.

   Second: The amendment of the Charter and Articles of Incorporation as hereinabove set forth has been duly advised by the board of directors and has been approved by both board of directors and the stockholders of the Corporation.

   In Witness Whereof, Crystal City Nursing Center, Inc. has caused these articles to be signed in its name and on its behalf by its Chief Executive Officer and Secretary on this 19th day of July, 1995.

Attest:                                   Crystal City Nursing Center, Inc.

/s/ Ira C. Gubernick                      /s/ Michael R. Walker
----------------------------------        --------------------------------------
Ira C. Gubernick                          Michael R. Walker
Secretary                                 Chairman and Chief Executive Officer


Sworn to and subscribed before me
this 19th day of July, 1995


/s/ [graphic of signature omitted]
----------------------------------
Notary Public
Commission Expires

                      CHANGE OF ADDRESS OF RESIDENT AGENT

The Corporation Trust Incorporated hereby submits the following for the purpose of changing the address of the resident agent for the business entities on the attached list:

   1. The name of the resident agent is The Corporation Trust Incorporated.

   2. The old address of the resident agent is:

               32 South Street
               Baltimore, Maryland 21202

   3. The new address of the resident agent is:

               300 East Lombard Street
               Baltimore, Maryland 21202

   4. Notice of the above changes are being sent to the business entities on the attached list.

   5. The above changes are effective when this document is filed with the Department of Assessments and Taxation.

/s/ Kenneth J. Uva
------------------------
Kenneth J. Uva
Assistant Secretary



                               STATE OF MARYLAND

I hereby certify that this is a true and complete copy of the 3 page document on file in this office. DATED: 10-03-03.

                  STATE DEPARTMENT OF ASSESSMENTS AND TAXATION

By: /s/ [graphic of signature omitted], Custodian This stamp replaces our previous certification system. Effective: 6/95

                        STATE DEPARTMENT OF ASSESSMENTS
                                  AND TAXATION

                              APPROVED FOR RECORD
                               11-11-97 at 8:30 AM

ID. NO      CORPORATE NAME                       STATUS   RESIDENT                   AGENT        O                        O

D4121281    CROWN STERLING SUITES, INC.             I     CORPORATION TRUST INCORPORATED           32 SOUTH STREET
                                                          32 SOUTH STREET
                                                          BALTIMORE                   MD 21202     BALTIMORE                MD 21202

D0908020    CRYSTAL CITY NURSING CENTER, INC.       R     THE CORPORATION TRUST INCORPORATED       SAME AS RESIDENT AGENT
                                                          32 SOUTH STREET
                                                          BALTIMORE                   MD 21202

F2530939    CSC ACCOUNTS MANAGEMENT, INC.           I     CORPORATION TRUST INCORPORATED           32 SOUTH STREET
                                                          32 SOUTH STREET
                                                          BALTIMORE                   MD 21202     BALTIMORE                MD 21202

D0666065    CSC SCIENTIFIC COMPANY, INC.            R     THE CORPORATION TRUST INCORPORATED       SAME AS RESIDENT AGENT
                                                          32 SOUTH STREET
                                                          BALTIMORE                   MD 21202

D2825719    CSS REALTY, INC.                        I     CORPORATION TRUST INCORPORATED           32 SOUTH STREET
                                                          32 SOUTH STREET
                                                          BALTIMORE                   MD 21202     BALTIMORE                MD 21202

D4537015    CSTONE-PITTSBURGH TRUST                 I     CORPORATION TRUST INCORPORATED           32 SOUTH STREET
                                                          32 SOUTH STREET
                                                          BALTIMORE                   MD 21202     BALTIMORE                MD 21202

F2596013    CSX CORPORATION                         K     CORPORATION TRUST INCORPORATED           32 SOUTH STREET
                                                          32 SOUTH STREET
                                                          BALTIMORE                   MD 21202     BALTIMORE                MD 21202

D0078188    CUMBERLAND LODGE NO. 271,               X     CORPORATION TRUST INCORPORATED           32 SOUTH STREET
            LOYAL ORDER OF MOOSE, INC.                    32 SOUTH STREET
                                                          BALTIMORE                   MD 21202     BALTIMORE                MD 21202

D3339892    CUMBERLAND PUBLISHING, INC.             I     CORPORATION TRUST INCORPORATED           32 SOUTH STREET
                                                          32 SOUTH STREET
                                                          BALTIMORE                   MD 21202     BALTIMORE                MD 21202

D2192052    CUSHMAN & WAKEFIELD OF MARYLAND, INC.   I     THE CORPORATION TRUST INCORPORATED       SAME AS RESIDENT AGENT
                                                          32 SOUTH STREET
                                                          BALTIMORE                   MD 21202

D0171108    CVS OF DC AND VA, INC.                  X     CORPORATION TRUST INCORPORATED           32 SOUTH STREET
                                                          32 SOUTH STREET
                                                          BALTIMORE                   MD 21202     BALTIMORE                MD 21202